Exhibit 10-2

IVT SOFTWARE, INC.

SUBSCRIPTION AGREEMENT
AND INVESTOR SUITABILITY REPRESENTATION

IVT Software, Inc.
196 North Crest Place
Lakewood, NJ 08701

Gentlemen:

The undersigned hereby subscribes for, and purchases herewith the number of Series A Units and underlying common shares $.0001 par value ("Units" ") and common stock purchase warrants (the "Warrants") (collectively the Shares and Warrants are referred to as "Securities") of IVT Software, Inc.  a Nevada  corporation (the "Corporation"), set forth below, and as full consideration for the issuance of the Securities by the Corporation, the undersigned agrees to pay in cash the Cash Consideration set forth below.  Each Series A Unit of IVT Software, Inc.  consists of One (1)  share of common stock Par Value $0.0001 per share,  Two (2)  Class A Stock Purchase Warrants exercisable @ $0.50, Two (2)  Class B Stock Purchase Warrants, exercisable @ $1.00,  and Two (2) Class C Stock Purchase Warrants exercisable @ $1.50.

Each Class A,  Class B, Class C, Class D Warrants is "Callable" by the Company at any time.

1.	Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase__________ Shares at $0.03 per Share, for an aggregate subscription amount of $___________________.  A check in the amount of $____________________ payable to the order IVT Software, Inc.  is delivered herewith.

2.	Conditions to Subscription.

I understand that the Company has the right to accept or reject this Offer, in whole or part, for any reason whatsoever; and I agree to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents requested by the Company.

I understand that this subscription is not effective until the Company accepts it by countersigning this Subscription Agreement by an authorized officer.

3.	Representations and Warranties.

In order to induce the Company to accept this Offer, I hereby warrant and represent as follows:

A.           I have sufficient liquid assets to sustain a loss of my entire investment in the Company.

B. (check one)

(     )                      I am (i) an Accredited Investor as the term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individual with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

Or

(      )                      I am a sophisticated investor that is capable of understanding the nature of this investment, and the risks inherent in making such an investment, and I am capable of sustaining the loss of my entire investment.

C.  I have reviewed the Company's Private Placement Memorandum dated January 15, 2008  (the "Memorandum").  The Company has not made any other representations or warranties to me with respect to the Company except as contained in the Memorandum.

D.  I have not authorized any person or institution to act as my Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in this transaction.  I represent that I have such knowledge and experience in financial, investment and business matters that I am capable of evaluating the merits and risks of the prospective investment in the Common Stock.  I have consulted with such independent legal counsel or other advisers as I have deemed appropriate to assist me in evaluating my proposed investment in the Company.

    E.  I represent that (i) I have adequate means of providing for my current financial needs and possible personal contingencies, and have no need for liquidity in the Common Stock; (ii) I can afford to hold the Common Stock for an indefinite period of time and can sustain a complete loss of the entire amount of the subscription; and (iii) I have not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

F.  I have been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and I have availed myself of such opportunity to the extent I considers appropriate in order to permit me to evaluate the merits and risks of an investment in the Company.

G.  I understand that the Company has not registered the Shares of Common Stock under the Act in reliance on an exemption for transactions by an issuer not involving a public offering.

H.  I understand that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

I.  I am acquiring the Shares of Common Stock solely for my own account for personal investment and not with a view to any distribution, or for resale.  I further represent that no other person has a beneficial interest in the Securities subscribed for, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company.  I do not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Act and applicable state securities laws and I understand that the Securities are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depend, among other things, upon the compliance with the provisions of the Act.

J.  I represent and agree that I will not sell, transfer, pledge or otherwise dispose of or encumber the Shares of Common Stock except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, I will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

K.  I understand, agree and consent that the Company insert the following or similar legend on the face of the certificates representing the Shares:

"These securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available.”

L           I certify that each of the foregoing representations and warranties set forth in subsections (A) through (K) inclusive of this Section 3 are true as of the date hereof.

4.	Indemnification.

I understand that the Securities are being offered without registration under the Act and in reliance upon the exemption from registration provided for in Reg. 506 of the Securities Act of 1933 and regulations promulgated thereunder for transactions by an issuer not involving any public offering; that the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of my representations in this agreement; that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting my subscription.  I agree to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on my part.

5.	Revocation.

I agree that I will not cancel, terminate or revoke this Subscription Agreement or any agreement made herein, and that this Subscription Agreement shall survive my death or disability.

6.	Termination of Subscription Agreement

If the Company elects to cancel this Subscription Agreement, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, except for the return of the subscription price.

7.	Miscellaneous

(A)
All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return requested, postage prepaid, to the undersigned at his address set forth below and IVT Software, Inc. 196 North Crest Place, Lakewood, NJ 08701.

196 North Crest Place
Lakewood, NJ 08701
 and CEO.

(B)	This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by writing executed by all parties.

(C)	The provisions of the Subscription Agreement shall survive the execution thereof.

The Securities are to be issued in   (check one box):
_____ Individual name (if applicable)
______ Joint tenants with rights of survivorship
______ Tenants in the entirety
______ Corporation (an officer must sign)
______ Partnership (all general partners must sign)

8.	Certification. I certify that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.]

_______________________________________________________________

Print Name of Investor

_________________________________________
Signature of Investor

_________________________________________
Signature of Joint Investor, if applicable

Address:___________________________

__________________________________

Telephone Number___________________

Social Security Number:_______________

Date:______________________________

_______________________________________________________
Print Name of Corporation, Partnership or other Institutional Investor

_______________________________________________________
Signature

________________________________________________________
Name of Authorized signatory having Investment and Voting Control

____________
Title

Address:___________________________

Telephone Number___________________

Fed I.D. #_________________________________

Date:_____________________________________

Accepted as of the ____day of _______________, 200

IVT Software, Inc.

By____________________________
Martin Schwartz, President, CEO
5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made and entered into as of  January 15, 2008 by and among IVT Software, Inc., a Nevada corporation (the "Company"), and the persons and entities who purchase Units in the Company's private placement described in a Private Placement Memorandum dated  January 15, 2008 (collectively, the "Investors").

WITNESSETH:

WHEREAS, the Company will issue Units consisting of Common Stock ("Common Stock") and common stock purchase warrants ("Warrants"); and

WHEREAS, with respect to the Common Stock and common stock to be acquired by the Investors upon exercise of the Warrants, the Company has agreed to grant to the Investors the rights contained herein.

NOW, THEREFORE, in consideration of the foregoing recital and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.           Definitions.  As used in this Agreement, the following capitalized terms shall have the following respective meanings:

Closing Date.  The term "Closing Date" shall mean the final date of the offering period of the Units, as described in the Private Placement Memorandum, which may be extended by the Company.

Exchange Act.  The term "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

Holder.  The term "Holder" means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with this Agreement.

Person.  The term "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Registrable Securities.  The term "Registrable Securities" means all the Common Stock and common stock issuable upon exercise of the Warrants; excluding in all cases, however, any of such securities sold by a Person in a transaction in which rights under this Agreement are not assigned in accordance with this Agreement.

Registration.  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

Registration Statement.  The term "Registration Statement" shall mean a registration statement filed by the Company with the Commission under the Securities Act providing for the offer and sale of Registrable Securities.

SEC.  The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

Securities Act.  The term "Securities Act" means the United States Securities Act of 1933, as amended.

2.           Grant of Registration Rights.  The Company hereby grants the following registration rights to holders of the Securities offered in the accompanying Private Placement Memorandum.

(a)           On one occasion, for a period commencing 270 days after the Closing Date, but not later than three years after the Closing Date, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the "Registrable Securities", shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or are otherwise salable pursuant to an exemption from registration.  In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice.  Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 2(a).  As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests.  The obligation of the Company under this Section 2(a) shall be limited to one registration statement.

(b)           If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 2(b) or 2(d) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 2(b) without thereby incurring any liability to the Seller.

(c)           If, at the time any written request for registration is received by the Company pursuant to Section 2(a), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 2(b) rather than Section 2(a), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 2(b).

(d)           The Company shall file with the Commission within 120 days of the final Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Registration Statement within 270 days of the Closing Date (the "Effective Date").  The Company will register one share of Common Stock in the afore described registration statement for each share of Common Stock contained in the Units and one share of Common Stock for each common share issuable upon exercise of the Warrants.  The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber and not issued, employed or reserved for anyone other than the Subscriber.  the Company may delay the Filing Date and Effective Date during the pendency of negotiations with an underwriter for an initial public offering by the Company of its securities.  Any such delay may not be longer than thirty (30) days in connection with the Filing Date and sixty (60) days in connection with the Effective Date.

3.           Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

(a)           prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities copies of all filings upon request of such holder.

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) six months after the exercise period of the Warrants; or (ii) one year after the Closing Date, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

(c)           furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

(d)           use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)           immediately notify the Seller and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g)           make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

4.           Provision of Documents.

(a)  At the request of the Seller, provided a demand for registration has been made pursuant to Section 2(a) or a request for registration has been made pursuant to Section 2(b), the Registrable Securities will be included in a registration statement filed pursuant to this Agreement.  In the event of an underwritten public offering in which the Registrable Securities are so included, the lockup, if any, requested by the managing underwriter may not exceed nine months after the effective date thereof.

(b)  In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.  In connection with each registration pursuant to Section 2(a) or 2(b) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

5.           Expenses.  All expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the Sellers, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses".   The Seller shall pay the fees of its own additional counsel, if any.

The Company will pay all Registration Expenses in connection with the Registration Statement.  All Selling Expenses in connection with each Registration Statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such Registration Statement or as all Sellers thereunder may agree.

6.           Indemnification and Contribution.

(a)  In the event of a registration of any Registrable Securities under the Act pursuant to this Agreement, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b)  In the event of a registration of any of the Registrable Securities under the Act pursuant to this Agreement, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

(c)  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 7(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)  In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

7.           Assignment and Amendment.  Notwithstanding anything herein to the contrary:

(a)           Registration Rights.  The registration rights of a Holder under this Agreement may be assigned to a party who acquires Registrable Securities from a Holder (or a Holder's permitted assigns) only if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and the Company is given written notice by the assigning party before, at or after the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and (ii) the transferee or assignee agrees in writing with the Company to be bounded by all of the terms and conditions of this Agreement, including, without limitation, the provisions of this Section.

(b)           Amendment of Rights.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding shares representing and/or exercisable into a majority of all the Registration Securities.  Any amendment or waiver effected in accordance with this subsection 8(b) shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

8.      Penalty in the Event the Registration is Not Deemed Effective by the SEC.   In the event that the Company files a registration statement, but the Registration Statement is not declared effective by the SEC, the Company shall incur no penalties and shall not be liable for any damages to the holders of the warrants.

9.           Miscellaneous.

(a)           Notices.  All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) or on the third business day after being mailed by first class mail, to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:  (i) if to the Company, to IVT Software, Inc. 196 North Crest Place, Lakewood, NJ 08701.

 and (ii) if to the Subscriber, to the name, address and telecopier number set forth on the signature page hereto.

(b)           Entire Agreement; Assignment.  This Agreement and the documents referred to herein represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties pursuant to Section 8 hereof.  No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party except as described in Section 8 hereof.

(c)           Execution.  This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought exclusively in the state courts of Nevada or in the federal courts located in the state of Nevada.  The parties and the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)           Adjustments for Stock Splits, etc.  Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

IVT Software, Inc.

By:________________________________
Martin Schwartz,
President and Chief Financial Officer

INVESTOR:

___________________________________
Signature

___________________________________
Print Name